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                          BUSINESS CORPORATIONS ACT (YUKON)
                                 (SECTION 30 OR 179)


                                                                      FORM 5-01


                                ARTICLES OF AMENDMENT


1.   Name of Corporation: COTTON VALLEY RESOURCES CORPORATION

2.   Corporate Access Number:  26343

3. The articles of the above named corporation are amended pursuant to a court order:

     Yes             No    X
        ---------      ---------

4.   The articles of the above named corporation are amended as follows:

     by Special Resolution of the Shareholders the name of the Corporation is changed to:

                       ASPEN GROUP RESOURCES CORPORATION


5.   DATE                 SIGNATURE                   TITLE

     February 28, 2000    /s/ WAYNE EGAN               Director
                          -------------------------   ---------------------



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YUKON                        BUSINESS CORPORATIONS ACT
JUSTICE                                FORM 5



                             CERTIFICATE OF AMENDMENT


                        ASPEN GROUP RESOURCES CORPORATION




I hereby certify that the articles of the above-mentioned corporation were amended:

- under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

- under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

X under section 179 of the Business Corporations Act as set out in the attached Articles of Amendment.

- under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

- under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.

[SEAL]

                                       /s/ M. Richard Roberts
                                       ---------------------------------
Corporate Access Number: 27818             M. Richard Roberts
Date of Amendment: 2000-03-02          Registrar of Corporations